ALL STAR® FUNDS

USA LISTED NYSE

Liberty All-Star® Equity Fund

3rd Quarter Report | September 30, 2025

Liberty All-Star® Equity Fund

Periods Ended September 30, 2025 (Unaudited)

Fund Statistics

Net Asset Value (NAV)	$6.97
Market Price	$6.34
Discount	-9.0%

	3rd Quarter 2025	Year-to-Date
Distributions*	$0.18	$0.50
Market Price Trading Range	$6.32 to $6.96	$5.64 to $7.34
Premium/(Discount) Range	-2.3% to -9.0%	1.2% to -9.0%

Performance
Shares Valued at NAV with Dividends Reinvested	1.85%	7.89%
Shares Valued at Market Price with Dividends Reinvested	-4.36%	-1.86%
Dow Jones Industrial Average	5.67%	10.47%
Lipper Large-Cap Core Mutual Fund Average	6.69%	12.77%
NASDAQ Composite Index	11.41%	17.93%
S&P 500® Index	8.12%	14.83%
S&P 500® Equal Weight Index	4.84%	9.90%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2025.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Indices are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 20.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2025

Stocks rose to new highs in the third quarter as potential threats to the strong market were largely neutralized by offsetting factors working in investors’ favor: Concerns U.S. tariffs would derail global trade abated; inflation, while moderately higher, was viewed as manageable; the labor market, while softening, remained within historic norms; and the prospects for easing monetary policy going forward were perceived to diminish the possibility of a recession.

For the quarter, the S&P 500® Index returned 8.12 percent, in the process recording 23 new highs. The Dow Jones Industrial Average (DJIA) reached its own new highs while returning 5.67 percent. The NASDAQ Composite was the best performer of the three, as it logged an 11.41 percent return and also recorded multiple new highs.

Through nine months this year, the S&P 500 has returned 14.83 percent; the DJIA, 10.47 percent; and the NASDAQ Composite, 17.93 percent.

Among those factors commanding investors’ attention, tariffs—both new and renegotiated— made news consistently over the quarter. Some tariff announcements moved the market—such as those in the last week of July when the three major indexes declined in a range of 2.2 to 2.9 percent—but most were met with relative equanimity.

In that same week, data from the U.S. Bureau of Labor Statistics (BLS) showed that U.S. job growth had cooled sharply over the prior three months while the unemployment rate rose, further confirming a weaker labor market. Later in the quarter (early September) applications for unemployment benefits jumped to the highest level in almost four years.

On the inflation front, in August core CPI, which excludes often volatile food and energy, rose at an annual rate of 3.1 percent, unchanged from July. Wholesale prices (measured by the Producer Price Index, or PPI) declined to an annual rate of 2.6 percent.

Data such as these helped persuade the Federal Reserve to make its long-anticipated decision to lower the key fed funds rate on September 17—a quarter-point reduction to a range 4.00 to 4.25 percent.

The figure that perhaps most convincingly underscored the overall strength of the economy was second quarter 2025 GDP (initially released and later revised upward in the third quarter) that showed growth at an annual rate of 3.8 percent, the best in two years that was largely driven by a decline in imports

Turning to the equity markets, a major share of the strong quarterly returns came from high Beta momentum stocks, a reflection of investors’ risk-on sentiment. Once again it was a very narrow market, with information technology powered by artificial intelligence (AI) themed stocks driving the broad indexes higher. Among the 11 S&P sectors, information technology led the way with a return of 13.19 percent. Right behind was communications services, with a return of 12.04 percent. Only one sector was negative for the quarter, consumer staples at -2.36 percent. NVIDIA characterized investors’ enthusiasm for all things AI by becoming the first company ever to reach a valuation of $4 trillion and then reached $5 trillion in just 78 trading days on October 29, the fastest $1 trillion market cap jump in history.

Third Quarter Report (Unaudited) | September 30, 2025	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Reflecting the extreme impact on large-cap stocks exerted by the “Magnificent Seven1”, as a group these stocks accounted for 34.5 percent of the S&P 500 market capitalization and, in September alone, 64 percent of its total return. As noted, the cap-weighted S&P 500 returned 8.12 percent for the quarter while the S&P 500 Equal Weight Index returned 4.84 percent.

Liberty All-Star® Equity Fund

The themes driving stocks for the past couple of years not only stayed in place during 3Q25 they intensified, creating a headwind for broadly diversified portfolios like Liberty All-Star® Equity Fund. For the quarter, the Fund returned 1.85 percent when shares are valued at net asset value (NAV) with dividends reinvested and -4.36 percent when shares are valued at market price with dividends reinvested. The latter reflects the wider discount at which shares traded during the quarter relative to their underlying NAV. (Fund returns are net of expenses.)

Both measures of Fund return trailed the 6.69 percent return of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, as well as the broad market indexes cited in the market commentary.

Through the first nine months of the year the Fund returned 7.89 percent when shares are valued at NAV with dividends reinvested and -1.86 percent when shares are valued at market price with dividends reinvested. The Lipper benchmark returned 12.77 percent.

Growth stocks outperforming value stocks and AI-driven mega-cap stocks outperforming everything else accounted for much of the Fund’s underperformance in the third quarter. A statistic that illustrates this point is the quarterly performance of a key large-cap benchmark, the Russell 1000® Growth Index: the 10 best performing stocks in the index accounted for 97 percent of the index’s return (10.19 percent of the index’s 10.51 percent return). Further to that point, the median quarterly return for stocks that compose that index was just 0.27 percent (the median is the middle value in a set of numbers arranged in order). As for the return variance in investment style, for the quarter the Russell 1000® Value Index returned 5.33 percent—about half that of the growth index. Additionally, Fund returns were restrained by an overweight in the lagging health care sector, an underweight in the market leading information technology sector and stock selection in both of those sectors.

The discount at which Fund shares traded relative to their underlying NAV widened in the third quarter, as it ranged from -2.3 percent to -9.0 percent. This compares to the second quarter’s range of a 0.3 percent premium to a -3.4 percent discount.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.18 per share in the third quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $31.50 per share for a total of more than $4.0 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

After a brief respite in Q1 of this year when the market broadened, the Fund experienced a difficult third quarter as the market conditions shaping recent periods not only returned but actually were magnified to become even more impactful. Investors will face challenging periods but are well advised to adhere to time-proven principles: diversification, quality, a well-defined process and objectives that are best achieved through a thoughtful, consistent long-term approach. We remain committed to these precepts and to the best interests of our shareholders. Thank you for your confidence in the Fund.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2025 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Third Quarter Report (Unaudited) | September 30, 2025	3

Liberty All-Star® Equity Fund	Table of Distributions, Rights Offerings and Tax Credits

(Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023	0.61
2024	0.71
2025
1st Quarter	0.17
2nd Quarter	0.15
3rd Quarter	0.18
Total	$31.50

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Stock Changes in the Quarter and Distribution Policy

(Unaudited)

The following are the largest ($6 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2025.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/25
Purchases
Eaton Corp. PLC	22,011	22,011
NIKE, Inc.	113,598	113,598
PPG Industries, Inc.	78,714	78,714
W.W. Grainger, Inc.	10,536	10,536
Sales
Alphabet, Inc.	(52,727)	272,898
Charter Communications, Inc.	(30,763)	0
CVS Health Corp.	(92,760)	294,840
Novo Nordisk A/S	(182,757)	0
O'Reilly Automotive, Inc.	(67,265)	101,800
Progressive Corp.	(25,632)	32,215
Workday, Inc.	(32,122)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2025	5

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

September 30, 2025 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
NVIDIA Corp.	5.05%
Microsoft Corp.	4.79
Alphabet, Inc.	3.20
Amazon.com, Inc.	2.57
Capital One Financial Corp.	2.02
Meta Platforms, Inc.	1.92
ServiceNow, Inc.	1.68
Visa, Inc.	1.60
Fresenius Medical Care AG	1.44
Charles Schwab Corp.	1.41
Wells Fargo & Co.	1.31
Ferguson Enterprises, Inc.	1.25
Sony Group Corp.	1.24
Synopsys, Inc.	1.23
S&P Global, Inc.	1.17
UnitedHealth Group, Inc.	1.15
Broadcom Inc.	1.14
Booking Holdings, Inc.	1.10
CVS Health Corp.	1.07
Parker-Hannifin Corp.	0.99
37.33%

Economic Sectors*	Percent of Net Assets
Information Technology	24.62%
Financials	18.70
Health Care	13.49
Consumer Discretionary	11.34
Industrials	10. 40
Communication Services	6.34
Materials	4.58
Consumer Staples	4.53
Energy	1.81
Utilities	1.41
Real Estate	0.26
Other Net Assets	2.52
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE

VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2025 (Unaudited)

		Investment Style Spectrum
	Value			Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	32	28	45	27	28	139*	503
Percent of Holdings in Top 10	46%	51%	34%	54%	65%	26%	39%
Weighted Average Market Capitalization (billions)	$79	$232	$358	$1,247	$1,805	$765	$1,370
Average Five-Year Earnings Per Share Growth	2%	14%	12%	15%	20%	13%	17%
Dividend Yield	2.7%	1.5%	1.9%	0.6%	0.3%	1.4%	1.4%
Price/Earnings Ratio**	17x	24x	21x	33x	44x	25x	29x
Price/Book Value Ratio	1.4x	3.5x	2.7x	6.5x	9.3x	3.1x	5.2x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Third Quarter Report (Unaudited) | September 30, 2025	7

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.48%)
COMMUNICATION SERVICES (6.34%)
Diversified Telecommunication Services (0.42%)
Verizon Communications, Inc.	199,100	$8,750,445

Entertainment (0.63%)
Netflix, Inc.(a)	6,459	7,743,824
Spotify Technology SA(a)	7,678	5,359,244
		13,103,068
Interactive Media & Services (5.12%)
Alphabet, Inc., Class A	63,598	15,460,674
Alphabet, Inc., Class C	209,300	50,975,015
Meta Platforms, Inc., Class A	54,370	39,928,240
		106,363,929
Media (0.17%)
Trade Desk, Inc., Class A(a)	71,561	3,507,205

CONSUMER DISCRETIONARY (11.34%)
Automobile Components (1.42%)
Lear Corp.	134,405	13,522,487
Magna International, Inc., Class A	338,513	16,038,746
		29,561,233
Broadline Retail (2.57%)
Amazon.com, Inc.(a)	243,232	53,406,450

Hotels, Restaurants & Leisure (3.36%)
Aramark(b)	497,736	19,113,062
Booking Holdings, Inc.	4,243	22,909,103
Chipotle Mexican Grill, Inc.(a)	269,934	10,578,714
Yum! Brands, Inc.	113,375	17,233,000
		69,833,879
Household Durables (1.95%)
Lennar Corp., Class A	83,500	10,524,340
Newell Brands, Inc.(b)	783,352	4,104,764
Sony Group Corp.(b)(c)	895,591	25,784,065
		40,413,169
Specialty Retail (1.43%)
CarMax, Inc.(a)	236,081	10,592,954
Lowe's Cos., Inc.	32,400	8,142,444
O'Reilly Automotive, Inc.(a)	101,800	10,975,058
		29,710,456

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (0.61%)
NIKE, Inc., Class B	113,598	$7,921,189
PVH Corp.(b)	56,548	4,737,026
		12,658,215
CONSUMER STAPLES (4.53%)
Beverages (0.57%)
Coca-Cola Co.	124,600	8,263,472
Constellation Brands, Inc., Class A	26,700	3,595,689
		11,859,161
Consumer Staples Distribution & Retail (1.68%)
Costco Wholesale Corp.	13,307	12,317,358
Dollar Tree, Inc.(a)(b)	94,185	8,888,239
SYSCO Corp.	167,234	13,770,048
		34,975,645
Food Products (0.45%)
Tyson Foods, Inc., Class A	172,180	9,349,374

Household Products (0.36%)
Procter & Gamble Co.	48,400	7,436,660

Multiline Retail (0.82%)
Dollar General Corp.	163,638	16,911,987

Personal Care Products (0.65%)
Unilever PLC(b)(c)	228,744	13,559,944

ENERGY (1.81%)
Energy Equipment & Services (0.63%)
NOV, Inc.	441,864	5,854,698
Schlumberger NV	209,488	7,200,103
		13,054,801
Oil, Gas & Consumable Fuels (1.18%)
Coterra Energy, Inc.	291,400	6,891,610
Shell PLC(b)(c)	145,792	10,428,502
TotalEnergies SE(b)(c)	120,400	7,186,676
		24,506,788
FINANCIALS (18.70%)
Banks (4.67%)
Bank of America Corp.	282,564	14,577,477
Citigroup, Inc.	194,143	19,705,514
Commerce Bancshares, Inc.	32,333	1,932,220

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2025	9

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Banks (continued)
Cullen/Frost Bankers, Inc.(b)	48,700	$6,173,699
Mitsubishi UFJ Financial Group, Inc.(b)(c)	600,000	9,564,000
PNC Financial Services Group, Inc.	42,200	8,479,246
U.S. Bancorp	193,800	9,366,354
Wells Fargo & Co.	324,408	27,191,879
		96,990,389
Capital Markets (4.38%)
Ameriprise Financial, Inc.	22,734	11,168,078
BlackRock, Inc.	6,007	7,003,381
Blackstone Group LP	54,700	9,345,495
Charles Schwab Corp.	306,451	29,256,877
S&P Global, Inc.	49,919	24,296,076
UBS Group AG(b)	242,844	9,956,604
		91,026,511
Consumer Finance (2.52%)
American Express Co.	30,944	10,278,359
Capital One Financial Corp.	197,418	41,967,118
		52,245,477
Financial Services (4.94%)
Berkshire Hathaway, Inc., Class B(a)	27,132	13,640,342
Corebridge Financial, Inc.	391,221	12,538,633
Equitable Holdings, Inc.	116,546	5,918,206
Global Payments, Inc.	181,644	15,090,984
Mastercard, Inc., Class A	24,409	13,884,083
Visa, Inc., Class A	97,467	33,273,284
Voya Financial, Inc.(b)	110,585	8,271,758
		102,617,290
Insurance (2.19%)
American International Group, Inc.	112,700	8,851,458
Aon PLC, Class A	32,998	11,766,427
MetLife, Inc.	193,512	15,939,584
Progressive Corp.	32,215	7,955,494
Sony Financial Group, Inc.(a)	179,118	1,047,841
		45,560,804
HEALTH CARE (13.49%)
Biotechnology (0.44%)
Amgen, Inc.	32,000	9,030,400

Health Care Equipment & Supplies (5.34%)
Alcon AG(b)	93,800	6,989,038
Baxter International, Inc.	851,152	19,380,731

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Becton Dickinson & Co.	87,612	$16,398,338
Boston Scientific Corp.(a)	97,171	9,486,805
Cooper Cos., Inc.(a)	171,673	11,769,901
Dexcom, Inc.(a)	77,410	5,208,919
Intuitive Surgical, Inc.(a)	20,038	8,961,595
Koninklijke Philips NV(b)	516,026	14,066,869
Medtronic PLC	195,386	18,608,562
		110,870,758
Health Care Providers & Services (5.40%)
CVS Health Corp.	294,840	22,227,988
Fresenius Medical Care AG(c)	1,132,792	29,826,414
Humana, Inc.	77,649	20,201,940
Quest Diagnostics, Inc.	83,659	15,943,732
UnitedHealth Group, Inc.	69,440	23,977,632
		112,177,706
Life Sciences Tools & Services (0.76%)
Danaher Corp.	79,359	15,733,715

Pharmaceuticals (1.55%)
Bristol-Myers Squibb Co.	246,566	11,120,127
Merck & Co., Inc.	76,500	6,420,645
Pfizer, Inc.	367,153	9,355,058
Zoetis, Inc.	36,826	5,388,380
		32,284,210
INDUSTRIALS (10.40%)
Aerospace & Defense (0.97%)
General Dynamics Corp.	27,100	9,241,100
General Electric Co.	36,511	10,983,239
		20,224,339
Building Products (2.29%)
Allegion PLC	56,713	10,058,051
Carlisle Cos., Inc.	19,273	6,340,046
Carrier Global Corp.	275,774	16,463,708
Masco Corp.	209,629	14,755,785
		47,617,590
Commercial Services & Supplies (1.26%)
Waste Connections, Inc.	40,269	7,079,290
Waste Management, Inc.	86,159	19,026,492
		26,105,782

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2025	11

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Electrical Equipment (0.40%)
Eaton Corp. PLC	22,011	$8,237,617

Ground Transportation (1.96%)
Canadian Pacific Kansas City, Ltd.	204,468	15,230,821
CSX Corp.	424,535	15,075,238
Uber Technologies, Inc.(a)	105,503	10,336,129
		40,642,188
Machinery (1.30%)
Oshkosh Corp.	51,100	6,627,670
Parker-Hannifin Corp.	27,000	20,470,050
		27,097,720
Passenger Airlines (0.48%)
Delta Air Lines, Inc.	174,364	9,895,157

Trading Companies & Distributors (1.74%)
Ferguson Enterprises, Inc.	115,905	26,029,945
WW Grainger, Inc.	10,536	10,040,386
		36,070,331
INFORMATION TECHNOLOGY (24.62%)
Communications Equipment (0.28%)
Arista Networks, Inc.(a)	39,880	5,810,915

Electronic Equipment & Instruments (0.33%)
TE Connectivity Ltd.	30,747	6,749,889

Electronic Equipment, Instruments & Components (1.11%)
CDW Corp.	81,917	13,047,740
Teledyne Technologies, Inc.(a)	17,200	10,079,888
		23,127,628
IT Services (2.12%)
Amdocs, Ltd.	132,812	10,897,225
Cognizant Technology Solutions Corp., Class A	180,764	12,123,842
Gartner, Inc.(a)	35,184	9,248,818
Shopify, Inc., Class A(a)	79,789	11,857,443
		44,127,328
Semiconductors & Semiconductor Equipment (8.72%)
ARM Holdings PLC(a)(b)(c)	73,320	10,374,047
ASML Holding N.V.	11,080	10,726,437
Broadcom Inc.	71,463	23,576,358
Microchip Technology, Inc.	121,100	7,777,042

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	562,532	$104,957,221
QUALCOMM, Inc.	61,500	10,231,140
Skyworks Solutions, Inc.	175,874	13,538,780
		181,181,025
Software (11.46%)
Adobe, Inc.(a)	22,500	7,936,875
Cadence Design Systems, Inc.(a)	28,316	9,946,278
Crowdstrike Holdings, Inc., Class A(a)	24,607	12,066,781
Intuit, Inc.	27,235	18,599,054
Microsoft Corp.	192,017	99,455,205
Palo Alto Networks, Inc.(a)	48,088	9,791,678
Salesforce, Inc.	45,824	10,860,288
ServiceNow, Inc.(a)	38,018	34,987,205
Synopsys, Inc.(a)	51,578	25,448,069
Tyler Technologies, Inc.(a)	16,866	8,823,617
		237,915,050
Technology Hardware, Storage & Equipment (0.60%)
Apple, Inc.	48,764	12,416,777

MATERIALS (4.58%)
Chemicals (3.11%)
Air Products & Chemicals, Inc.	28,336	7,727,794
Corteva, Inc.	196,900	13,316,347
Dow, Inc.	355,607	8,154,068
Ecolab, Inc.	67,585	18,508,828
PPG Industries, Inc.	78,714	8,273,629
RPM International, Inc.	73,800	8,699,544
		64,680,210
Construction Materials (0.60%)
Martin Marietta Materials, Inc.	19,800	12,479,544

Containers & Packaging (0.87%)
Avery Dennison Corp.	110,708	17,953,517

REAL ESTATE (0.26%)
Residential REITs (0.26%)
Equity LifeStyle Properties, Inc.	88,900	5,396,230

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2025	13

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
UTILITIES (1.41%)
Electric Utilities (0.45%)
Xcel Energy, Inc.	115,200	$9,290,880

Gas Utilities (0.56%)
Atmos Energy Corp.	68,100	11,628,075

Water Utilities (0.40%)
American Water Works Co., Inc.	59,900	8,337,481

TOTAL COMMON STOCKS
(COST OF $1,560,890,213)		2,024,484,942

SHORT TERM INVESTMENTS (5.69%)
MONEY MARKET FUND (2.56%)
State Street Institutional US Government Money Market Fund, Premier Class, 4.09%(d)
(COST OF $53,268,185)	53,268,185	53,268,185

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (3.13%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.18%
(COST OF $65,001,201)	65,001,201	65,001,201

TOTAL SHORT TERM INVESTMENTS
(COST OF $118,269,386)		118,269,386

TOTAL INVESTMENTS (103.17%)
(COST OF $1,679,159,599)		2,142,754,328

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.17%)		(65,863,265)

NET ASSETS (100.00%)		$2,076,891,063

NET ASSET VALUE PER SHARE
(298,148,898 SHARES OUTSTANDING)		$6.97

See Notes to Schedule of Investments.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2025 (Unaudited)

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $115,448,656.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2025.

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2025	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its schedule of investments. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. ALPS Advisors, Inc. (the "Advisor") is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). The Board has designated the Advisor as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2025, the Fund held no securities that were fair valued.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2025:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 115,448,656	$ 65,001,201	$ 53,763,952	$ 118,765,153

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Third Quarter Report (Unaudited) | September 30, 2025	17

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$2,023,437,101	$1,047,841	$–	$2,024,484,942
Short Term Investments	118,269,386	–	–	118,269,386
Total	$2,141,706,487	$1,047,841	$–	$2,142,754,328

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Third Quarter Report (Unaudited) | September 30, 2025	19

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

20	www.all-starfunds.com

ALL-STAR® FUNDS

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

USA LISTED NYSE

Annual Certifications — As required, on September 2, 2025, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SECs Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL★STAR®
FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

USA
LISTED
NYSE

Liberty All-Star® Equity Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.